UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2023

Integrated Rail and Resources Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41048	86-2581754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Morse Boulevard, Suite 220
Winter Park, FL 32789
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (321) 972-1583

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	IRRXU	The New York Stock Exchange
Shares of Class A common stock, par value $0.0001 per share	IRRX	The New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Class A common stock for $11.50 per share	IRRXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03 to the extent required herein..

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the Annual Meeting of Stockholders of the Company held on August 8, 2023 at 10:00 a.m. Eastern Time (the “Annual Meeting”), the Company filed a second amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on August 8, 2023 (the “Extension Amendment”), to extend the date (the “Extension”) by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on November 16, 2021 (the “IPO”), from August 15, 2023 to September 15, 2023, and to allow the Company, without another stockholder vote, to further extend such date to consummate a business combination on a monthly basis up to five (5) times by an additional one (1) month each time after September 15, 2023 or later extended deadline date, by resolution of the Company’s board of directors (the “Board”), if requested by DHIP Natural Resources Investments, LLC, a Delaware limited liability company (“Sponsor”), upon five days’ advance notice prior to the applicable deadline date, until February 15, 2024, or a total of up to six (6) months after August 15, 2023 (such date as extended, the “Deadline Date”), unless the closing of a business combination shall have occurred prior thereto. The Second Amendment to the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 8, 2023, the Company held the Annual Meeting. On July 10, 2023, the record date for the Annual Meeting, there were 19,594,082 shares of common stock of the Company entitled to be voted at the Annual Meeting. At the Annual Meeting, 17,972,702 shares of common stock of the Company or 91.72% of the shares entitled to vote at the Annual Meeting were represented in person or by proxy. Stockholders voted on the Extension Amendment, the Director Proposal, and the Auditor Proposal.

The results of voting on the above three agenda items voted on at the Annual Meeting were as follows:

1. Extension Amendment

Stockholders approved the Extension Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,656,118	1,313,100	100,000	1,903,484

2. Director Proposal

The stockholders re-elected two directors to the Board, with each such director to serve as directors of Class I until the third annual meeting of stockholders following this Annual Meeting or until his or her successor is elected and qualified. The voting results were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mark A. Michel	14,307,929	1,661,289	100,000	1,903,484
Timothy J. Fisher	14,617,707	1,351,511	100,000	1,903,484

3. Auditor Proposal

The stockholders ratified the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,748,238	124,464	100,000	0

4. Adjournment Proposal

In connection with the Annual Meeting, the Company solicited proxies to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there were not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”). The Adjournment Proposal was not necessary because there were sufficient votes at the time of the Annual Meeting to approve the Extension Amendment, the Director Proposal and the Auditor Proposal. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,556,531	1,316,170	100,001	0

Item 8.01.	Other Events.

In connection with the vote on the Extension Amendment at the Annual Meeting, stockholders holding a total of 7,354,836 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, approximately $79,652,873.88 (approximately $10.83 per share) will be removed from the Company’s trust account to pay such holders. Following redemptions, the Company will have 12,239,246 shares outstanding.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
3.1	Second Amendment to the Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Rail and Resources Acquisition Corp.

Date: August 11, 2023	By:	/s/ Mark A. Michel
	Name:	Mark A. Michel
	Title:	Chief Executive Officer